UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

Trio Petroleum Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4115 Blackhawk Plaza Circle, Suite 100

Danville, CA 94506

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Financing

On October 4, 2023, Trio Petroleum Corp. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Investor”)

The Securities Purchase Agreement provides for loans in an aggregate principal amount of up to $3.5 million under two tranches (the “Financing”). As of October 4, 2023, the initial closing date, the Investor funded $1.86 million (less commitment fees and net of original issue discount of 7%) (the “First Tranche”) and the Investor has agreed to fund the remaining $1.05 million (less commitment fees and net of original issue discount of 7%) after the Company provides written confirmation to the Investor and subject to the mutual consent of the Investor and the Company that (i) stockholder approval of the transactions has been obtained, for the purpose of complying with the NYSE/NYSE American Rules requiring stockholder approval for the issuance by the Company of shares of its common stock, par value $0.0001 (“Common Stock”), in excess of 5,899,299 share of Common Stock (20% of 29,496,492 shares of Common Stock outstanding on October 4, 2023, in connection with the conversion and exercise of the securities issued pursuant to the provision of the Securities Purchase Agreement; (ii) that a resale Registration Statement on Form S-1 (the “Resale Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “Commission”) for the registration of the shares of Common Stock issuable upon conversion of the Note (as defined below) and the Warrant (as defined below); and (iii) there is no Event of Default (as defined in the Securities Purchase Agreement) that has occurred or will occur as a result of such additional funding and in full force and effect.

In consideration for the Investor’s funding of the First Tranche, on October 4, 2023, the Company issued and sold to the Investor, in a private placement, (A) a senior secured convertible promissory note in the aggregate principal amount of $2,000,000 (the “Note”) and (B) a warrant to purchase up to 866,702 shares of Common Stock at an initial exercise price of $1.20 per share of Common Stock, subject to certain adjustments (the “Warrant”).

The Note is initially convertible into shares of Common Stock at conversion price of $1.20, subject to certain adjustments (the “Conversion Price”), provided that the Conversion Price shall not be reduced below $0.35 (the “Floor Price”). The Note does not bear any interest and matures on April 4, 2025.

Commencing on the earlier of (i) the day that is the four months after the date hereof and (ii) the date on which the first Resale Registration Statement shall have been declared effective by the SEC, the Maker is required to pay to the Investor the outstanding principal balance under the Note in monthly installments, on such date and each one (1) month anniversary thereof, in an amount equal to 103% of the total principal amount multiplied by the quotient determined by dividing one by the number of months remaining until the maturity date of the Note., until the outstanding principal amount has been paid in full or, if earlier, upon acceleration, conversion or redemption of the Note in accordance with its terms. All monthly payments are payable the Company, in cash, provided that under certain circumstances, as provided in the Note, the Company may elect to pay in shares of Common Stock.

The Company may repay any portion of the outstanding principal amount of the Note, subject to a 10% premium; provided that (i) the Equity Conditions (as such term is defined in the Note) are then met, (ii) the closing price of the Common Stock on the trading day prior to the date that a prepayment notice is provided by the Company is below the Conversion Price, and (iii) a Resale Registration Statement registering the Registrable Securities has been declared effective. If the Company elects to prepay the Note, the Investor has the right to convert all of the principal amount of the Note at the applicable Conversion Price into shares Common Stock.

If the Company directly or indirectly receives proceeds from and closes any kind of financing including through the issuance of any equity or debt securities, the Investor may request a prepayment of the principal amount of the Note and any accrued and unpaid interest thereon (if any) in an amount up to 30% of the gross proceeds received by the Company, which amount shall increase to 50% of the gross proceeds received by the Company under an “at the market” offering.

Within 15 days after receipt of a written notice from the Company of a Change of Control (as such term is defined in the Note), the Investor may require the Company to prepay the Note, in an amount equal to 120% of the sum of (i) the outstanding principal balance of the Note and (ii) and any accrued and unpaid interest thereon (if any).

Upon the occurrence of any Event of Default (as defined in the Note), interest shall accrue on the Note at a rate equal to 10% per annum or, if less, the highest amount permitted by law. In addition, upon the occurrence of Event of Default, which has not been cured within any applicable cure period, interest is also payable at the “Mandatory Default Amount” (i.e. 120% of the sum of (i) the outstanding principal balance of the Note on the date on which the first Event of Default has occurred and (ii) any accrued and unpaid interest thereon. Furthermore, if an Event of Default in not cured, the Investor also shall have the right to convert the Mandatory Default Amount, upon the terms provided in the Note.

As collateral for the obligations under the Securities Purchase Agreement, the Company has granted to the Investor a senior security interest in all of the Company’s assets (inclusive of intellectual property), subject to certain exceptions, as set forth in the Security Agreement (as defined in the Securities Purchase Agreement). The Company has also entered into a Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (the “Deed of Trust”) with the Investor granting to the Investor a security interest in certain oil and gas interests held by the Company in California (the “Deed of Trust”).

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Each of the Note and the Warrant provide that the Investor will not have the right to convert any portion of the Note or exercise any portion of the Warrant, as applicable, if, together with its affiliates, and any other party whose holdings would be aggregated with those of the holder for purposes of Section 13(d) or Section 16 of the Securities of 1934, as amended, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such conversion or exercise, as applicable (the “Beneficial Ownership Limitation”); provided, however, that the Beneficial Ownership Limitation shall be increased to 9.99% on the 61th day upon receipt of a written notice by the Investor delivered to the Company, and provided further, in no event shall the Beneficial Ownership Limitation exceed 9.99%.

The Securities Purchase Agreement also contains customary representations and warranties of the Company and the Investor, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The Company intends to use the proceeds from the issuance of the Note and Warrants for working capital general corporate purposes.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, on October 4, 2023, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor pursuant to which the Registrable Securities (as defined therein) held by the Investor, subject to certain conditions, are entitled to registration under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company is required to, within 30 days after the date hereof, and within 10 days after the Closing of the Second Tranche (as such term is defined in the Securities Purchase Agreement), file with the Commission (at the Company’s sole cost and expense) a registration statement to register the Registrable Securities (a “Resale Registration Statement”) and to cause such Resale Registration Statement to be effective within 60 days after the applicable filing date, covering the resale by the Investor of the Registrable Securities.

Voting Agreement

In connection with the Securities Purchase Agreement, on October 4, 2023, the Company entered into voting agreements (collectively, the “Voting Agreements”) with certain Company stockholders, directors and officers, representing any aggregate of 4,025,000 shares of Common Stock, including Frank Ingriselli, the Company’s Chief Executive Officer, and a certain entity affiliated with Mr. Ingriselli. Pursuant to the Voting Agreements, each stockholder party thereto has agreed to vote its shares of Common Stock to approve the issuance of the securities under the Securities Purchase Agreement for the purpose of complying with the applicable NYSE/NYSE American Rules requiring stockholder approval for the Company’s issuance of shares of Common Stock, in connection with the transactions contemplated under the Securities Purchase Agreement, in excess of 20% of the number of shares of Common Stock outstanding on the date hereof. Each Voting Agreement will terminate upon the sufficient stockholder vote required to approve the stockholder proposals in connection with respect to the transactions contemplated in the Securities Purchase Agreement (the “Voting Agreement Expiration Date”).

Unter the terms of the Voting Agreements, the Company stockholders have also agreed, subject to certain exceptions, until the Voting Agreement Expiration Date, not to directly or indirectly (i) offer for sale, sell, pledge or otherwise dispose of any shares of Common Stock owned or later acquired by such stockholder; (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such share of Common Stock; (iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any securities of the Company; or (iv) publicly disclose the intention to do any of the foregoing.

Placement Agent Agreement

Compensation. Spartan Capital Securities LLC (“Spartan”), pursuant to a placement agent agreement (the “Placement Agent Agreement”), served as the exclusive placement agent in connection with the closing of the private placement with the Investor. As a result of the placement, the Company paid Spartan a cash fee of 7.5% of the gross proceeds from the sale of the Note and Warrant. In addition, under the terms of the Placement Agent Agreement, the Company has also agreed to issue to Spartan warrants to purchase up to 5% of the number of shares of common stock initially issuable upon the conversion of the Note (i.e. 83,333 shares of Common Stock), at an exercise price of $1.32 per share of Common Stock, exercisable beginning six months after issuance until four and one-half years thereafter (the “Placement Agent Warrant”). The Company has agreed to issue the Placement Agent Warrant to Spartan after the date hereof and has also agreed to register the shares issuable upon exercise of the Placement Agent Warrant in the first Resale Registration Statement. The Company also agreed to pay certain expenses of the placement agent in connection with the placement.

Company Lockup. In addition, under the terms of the Placement Agent Agreement, the Company has agreed, for a period of 180 days from the date hereof, subject to certain exceptions, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company.

Right of First Refusal. Spartan has an irrevocable right of first refusal (the “Right of First Refusal”), for a period of twelve (12) months after the date hereof to act as sole investment banker, sole book-runner, and/or sole placement agent, at Spartan’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings, during such twelve (12) month period, of the Company, or any successor to or any current or future subsidiary of the Company, on customary terms and conditions for transactions of similar size and nature, on compensation terms that are not greater than the terns of this transaction.

The foregoing descriptions of the Securities Purchase Agreement, the Note, the Warrant, the Security Agreement, the Deed of Trust, the Registration Rights Agreement, the Voting Agreement, and the Placement Agent Agreement are not complete and are subject to and qualified in their entirety by reference to the full text of the forms of such documents, which are filed as Exhibits hereto and incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of the Investor in the Securities Purchase Agreement, the placement and sale of the Note and Warrants was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Placement Agent Warrant will be issued in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act.

None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
4.1	Convertible Promissory Note
4.2	Common Stock Purchase Warrant
10.1*	Security Agreement, dated as of October 4, 2023, by and between the Investor and Trio Petroleum Corp.
10.2*	Securities Purchase Agreement, dated as of October 4, 2023, by and between the Investor and Trio Petroleum Corp
10.3	Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement, dated as of October 4, 2023, from Trio Petroleum Corp. to Fidelity National Corporation in trust for the benefit of the Investor
10.4	Placement Agent Agreement, dated as of May 22, 2023 by and between Spartan Capital Securities LLC and Trio Petroleum Corp.
10.5	Registration Rights Agreement, dated October 4, 2023, by and between the Investor and Trio Petroleum Corp.
10.6*+	Voting Agreement entered into by the Company and Frank C. Ingriselli.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain exhibits and schedules have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon its request.

+Identical Voting Agreements were also entered into with the Company by Global Ventures, LLC, Terrence Eschner, William Hunter, Sung Jin Ingriselli, Greg Overholtzer, Thomas Pernice, Michael Peterson, John Randall, Stanford Eschner, Steve Rowlee and Trio Petroleum LLC. In accordance with Instruction 2 to Item 601 of Regulation S-K, copies of the other Voting Agreements are not being filed as Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp.

Date: October 4, 2023	By:	/s/ Frank C. Ingriselli
Name: Frank C. Ingriselli
Title: Chief Executive Officer

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